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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of report (Date of earliest event reported): March 16, 2005


                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)


           Maine                     0-12958               01-0395131
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


                               66 Main Street
                             Ellsworth, ME 04605
             (Address of principal executive offices) (Zip Code)

                               (207) 667-2504
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02.   Termination of a Material Definitive Agreement

      On March 16, 2005, our Board of Directors adopted a resolution to "freeze" all future benefit accruals under the Retirement Plan for the Employees of Union Trust Company, a non-contributory defined benefit pension plan, effective May 15, 2005. The purpose of the "freeze" is to afford us flexibility in the retirement benefits that we provide while preserving all retirement plan participants' earned and vested benefits and managing the increasing costs associated with the retirement plan. We incurred no early termination penalties in connection with the freezing of the retirement plan. The freezing of the retirement plan will not have a material effect on our financial condition.

      In addition, our Board amended the Union Trust Company 401(k) Profit Sharing Plan, a 401(k) plan available to all employees. The amendments to the 401(k) plan include the following enhancements:

      *     An employer-paid match on amounts deferred by employees;

      *     An annual discretionary profit sharing contribution paid by us;

      * Increased amounts eligible for pre-tax deferral by participating employees;

      *     The addition of up to eighteen (18) investment choices;

      * Availability of loans to participating employees from their account balances in the 401(k) plan; and

      * Daily access by participants to view and/or change their investment elections.

      In addition to the enhancements to the 401(k) plan, we have made available our experienced staff of Planners and Consultants from the Financial Services Division to assist each employee in better planning his or her own financial future.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Election of Director

      On March 16, 2005, Harry E. Mikkelson, C.P.A., was elected to serve on our Board of Directors. Mr. Mikkelsen will serve on the Audit
Committee.

      Retirement of Director

      Consistent with our corporate governance policies, which provide that each Director shall retire from the Board of Directors upon his or her 72nd birthday, Mr. Richard C. Carver will retire as Director on April 14, 2005.


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Item 8.01.   Other Events

      On March 16, 2005, our Board of Directors declared a cash dividend of $0.40 per share of our common stock, to be paid on April 21, 2005 to shareholders of record as of the close of business on March 25, 2005. The press release announcing the cash dividend is included as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

      Exhibit No.    Description
      -----------    -----------

         99.1        Press release dated March 17, 2005.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNION BANKSHARES COMPANY


                                       By: /s/ Timothy R. Maynard
                                       Senior Vice President, Chief
                                       Financial Officer

Date: March 22, 2005


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99.1       Press release dated March 17, 2005.


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